PAINEWEBBER FUNDS
                          1285 Avenue of the Americas
                            New York, New York 10019

                                                               February 28, 1996

Dear Shareholder:

    Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

    Meetings of your Fund and of other Funds within the PaineWebber fund complex are being held on April 11, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we usually have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money, one proxy statement has been prepared for these Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

    We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

    Thank you for your attention to this matter and for your continuing investment in the Funds.

                                          Very truly yours,


                                          Margo N. Alexander
                                          President

 Proxy cards for each of your Funds are enclosed along with the proxy statement. Please vote your shares today by signing and returning each enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" each proposal.

                             QUESTIONS AND ANSWERS


Q:  WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:  The purpose of this proxy is to ask you to vote on two primary issues:

    . to elect ten Board members, and

    . to approve changes to your Fund's fundamental investment restrictions.

    For most of the Funds, this proxy is for a special meeting called specifically to consider those two issues. For 2002 Target Term Trust Inc., Global High Income Dollar Fund Inc. and Strategic Global Income Fund, Inc., however, this proxy is for the Fund's regular annual meeting. Therefore, to comply with legal requirements, shareholders of those Funds also are being asked to ratify the selection of their Fund's independent auditors for the current year.

Q:  WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A: In the past, when we have solicited proxies for your Fund, we have usually enclosed a proxy statement directed solely to the shareholders of one Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money, one proxy statement has been prepared for these Funds.

Q:  WHY ARE YOU RECOMMENDING A UNIFIED BOARD FOR THE FUNDS?

A: A Corporate Governance Task Force, comprised of a number of the Funds' existing Board members, assisted by Mitchell Hutchins representatives, recommended to the Fund Boards, and they agreed, that PaineWebber funds should be governed by larger Boards composed of the same members. The Task Force concluded that this "unified" Board structure benefits the Funds by creating a diverse, experienced group of Board members who understand the operations of the PaineWebber funds and are exposed to the wide variety of issues that arise from overseeing different types of funds.

Q:  WHY HAS THE BOARD BEEN EXPANDED TO TEN MEMBERS?

A: At the recommendation of the Corporate Governance Task Force, each Fund's Board has been expanded to include ten members, seven of whom would be independent. The Task Force considered issues relating to the management and long-term welfare of the Funds. It recommended, and the Boards agreed to adopt, an expanded Board as part of an overall plan to coordinate and enhance the efficiency of the governance of the Funds. Expanding the size of the Boards is intended to facilitate the increased use of Board committees for different purposes, including the periodic review of the Funds' contractual and audit arrangements. The Fund Boards approved the Task Force recommendations and nominated ten individuals drawn primarily from the existing Boards.

Q:  WILL THE PROPOSED CHANGES RESULT IN HIGHER ADVISORY FEES?

A: No. The advisory and administrative fees charged to each Fund will remain the same.

Q:  WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY BEING
    CHANGED?
A: A Fund's "fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions when the Fund was created, and many of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.
    The Funds' Boards believe that fundamental investment restrictions that are not legally required should be eliminated and that the remaining fundamental restrictions should be modernized and made more uniform. The Boards believe that the proposed changes to the Funds' fundamental investment restrictions will provide greater flexibility. The proposed changes also will eliminate minor differences in wording that may give rise to unintended differences in effect or interpretation among funds in the PaineWebber fund complex.
Q: DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?
A: No. None of the proposals would change the investment objective of any Fund.
Q: WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?
A: The Boards do not believe that the proposed changes to fundamental investment restrictions will result at this time in a material change in the level of investment risk for any Fund. However, the changes will allow each Fund greater flexibility to respond to future investment opportunities by making changes in non-fundamental investment policies that, at a future time, its Board considers desirable. A shareholder vote will not be necessary for future changes to non-fundamental investment policies or restrictions.
Q:  WHAT ARE MY BOARD'S RECOMMENDATIONS?
A: The Board of each Fund has recommended that you vote "FOR" the nominees for Board member and "FOR" each Proposal that applies to your Fund.

  THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF THE PROPOSALS RELATING TO YOUR FUND. PLEASE READ IT CAREFULLY.

                          2002 TARGET TERM TRUST INC.
                          ALL-AMERICAN TERM TRUST INC.
                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                           GLOBAL SMALL CAP FUND INC.
                          MANAGED HIGH YIELD FUND INC.
                       STRATEGIC GLOBAL INCOME FUND, INC.
                   TRIPLE A AND GOVERNMENT SERIES--1997, INC.
                              -------------------
                                   NOTICE OF
                  SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                 APRIL 11, 1996
                              -------------------

TO THE SHAREHOLDERS:

    Meetings of the shareholders of each of the above-listed investment companies ("Funds") will be held at 1285 Avenue of the Americas, 38th Floor, New York, New York, on April 11, 1996 at 11:00 a.m., Eastern time, for the purpose of considering the following proposals with respect to the Funds:

    (1) For each Fund, to elect ten members of its Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

    (2) For 2002 Target Term Trust Inc., Global High Income Dollar Fund Inc. and Strategic Global Income Fund, Inc., to ratify the selection of independent auditors for its current fiscal year;

    (3) For each Fund, to approve certain changes to its fundamental investment restrictions; and

    (4) For each Fund, to transact such other business as may properly come before the meetings and any adjournments thereof.

    For 2002 Target Term Trust Inc., Global High Income Dollar Fund Inc. and Strategic Global Income Fund, Inc., the meetings will be the Funds' annual meetings. For the other Funds, the meetings are special meetings.

    You are entitled to vote at the meetings, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on February 16, 1996. If you attend the meetings, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Boards,



                                          DIANNE E. O'DONNELL
                                          Secretary

February 28, 1996
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                         REGISTRATION                                    VALID SIGNATURE
                         ------------                                    ---------------
Corporate Accounts
    (1) ABC Corp..............................................   ABC Corp.
                                                                 John Doe, Treasurer
    (2) ABC Corp..............................................   John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer.....................   John Doe
    (4) ABC Corp. Profit Sharing Plan.........................   John Doe, Trustee
Partnership Accounts
    (1) The XYZ Partnership...................................   Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership..................   Jane B. Smith, General Partner
Trust Accounts
    (1) ABC Trust Account.....................................   Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78...................   Jane B. Doe
Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
UGMA/UTMA.....................................................   John B. Smith
    (2) Estate of John B. Smith...............................   John B. Smith, Jr.,
                                                                 Executor

                          2002 TARGET TERM TRUST INC.
                          ALL-AMERICAN TERM TRUST INC.
                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                           GLOBAL SMALL CAP FUND INC.
                          MANAGED HIGH YIELD FUND INC.
                       STRATEGIC GLOBAL INCOME FUND, INC.
                   TRIPLE A AND GOVERNMENT SERIES--1997, INC.
                          1285 Avenue of the Americas
                            New York, New York 10019
                              -------------------
                                PROXY STATEMENT
    SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 11, 1996
                              -------------------

    This proxy statement is being furnished to holders of Shares of each of the above-listed investment companies ("Funds") in connection with the solicitation by their respective Boards of proxies to be used at meetings ("Meetings") of Shareholders to be held on April 11, 1996, at 11:00 a.m., Eastern time, or any adjournment or adjournments thereof. For 2002 Target Term Trust Inc., Global High Income Dollar Fund Inc., and Strategic Global Income Fund, Inc., the Meetings are the Funds' annual meetings of Shareholders. For each other Fund, the meetings are Special Meetings. This proxy statement is being first mailed to Shareholders on or about March 4, 1996.

    Each Fund is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Maryland corporation. Each Fund's shares of common stock are referred to as "Shares," and the holders of the Shares are "Shareholders"; each Fund's board of directors is referred to as a "Board," and the directors are "Board Members"; and each Fund's articles of incorporation are referred to as its "Charter." A listing of the formal name for each Fund and the shorthand name for each Fund that is used in this proxy statement is set forth below.

                                                              NAME                  PROPOSALS
                                                      AS USED IN THIS PROXY       APPLICABLE TO
                   FUND NAME                                STATEMENT                 FUND
                   ---------                       ---------------------------   ---------------
2002 Target Term Trust Inc. ....................   2002 Trust                    1, 2 and 3
All-American Term Trust Inc. ...................   All-American                  1 and 3
Global High Income Dollar Fund Inc. ............   Global High Income Dollar     1, 2 and 3
Global Small Cap Fund Inc. .....................   Global Small Cap              1 and 3
Managed High Yield Fund Inc. ...................   Managed High Yield            1 and 3
Strategic Global Income Fund, Inc. .............   Strategic Global              1, 2 and 3
Triple A and Government Series--1997, Inc. .....   TAGS                          1 and 3

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is the investment adviser and administrator for each Fund. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which, in turn, is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. PaineWebber has, from time to time, acted as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of each Fund's

Shares. Mitchell Hutchins Institutional Investors, Inc. ("MHII"), a wholly-owned subsidiary of Mitchell Hutchins, serves as sub-adviser to TAGS. The principal business address of each of Mitchell Hutchins, MHII, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019. Goldman Sachs Funds Management, L.P. ("GSFM") serves as the sub-adviser for 2002 Trust. GSFM is a limited partnership indirectly controlled by Goldman Sachs Group, L.P. through Goldman Sachs Funds Management, Inc. The principal business address of GSFM is One New York Plaza, New York, New York 10004. GE Investment Management Inc. ("GEIM"), a subsidiary of General Electric Company, serves as sub-adviser to Global Small Cap. The principal business address of GEIM is 3003 Summer Street, Stamford, Connecticut 06905.

                               VOTING INFORMATION

    For each Fund, the presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings.

    In the event that a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposals 1 and 2, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against Proposal 3, for which the required vote is a percentage of the Shares present or outstanding.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    Information as to the number of outstanding Shares of each Fund as of the record date, February 16, 1996 ("Record Date") is set forth below:


                       FUND                    NUMBER OF SHARES OUTSTANDING
                       ----                    ----------------------------
2002 Trust                                             9,369,467.000
All-American                                          13,706,667.000
Global High Income Dollar                             22,736,667.000
Global Small Cap                                       3,801,667.000
Managed High Yield                                     6,031,667.000
Strategic Global                                      21,407,127.584
TAGS                                                   4,245,202.154


    Management does not know of any person who owned beneficially 5% or more of the Shares of any Fund as of January 31, 1996. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of January 31, 1996.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF ANY FUND MAY REQUEST COPIES OF THAT FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019, OR BY CALLING 1-800-852-4750.

    Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.
                                          -------------------

                     PROPOSAL 1--ELECTION OF BOARD MEMBERS

    RELEVANT FUNDS. All Funds.

    DISCUSSION. The Board of each Fund has acted to expand its membership and has nominated the ten individuals identified below for election to the related Fund's Board at its Meeting. Under Proposal 1, Shareholders of each Fund are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits A through D hereto. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of Shareholders or until his or her successor is duly elected and qualified, or until he or she resigns or is otherwise removed.

    The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the PaineWebber fund complex. This plan was developed by a Corporate Governance Task Force comprised of a number of current Board Members who are not "interested persons" of the Funds, as defined in the 1940 Act ("independent" Board Members) with the advice of their counsel, and assisted by representatives of Mitchell Hutchins and Fund counsel. The Corporate Governance Task Force considered various matters related to the management and long-term welfare of the Funds and made recommendations to the Boards, including proposals concerning the size and composition of the Boards, committee structures, fees and related matters. These proposals, the substance of which is summarized below, were adopted by the Boards at meetings in November 1995. The Boards acted in February 1996 to establish the size of the Boards at ten, following the untimely death of a member of several of the PaineWebber fund boards, who had been expected to be a nominee as an independent Board Member. The nominees for independent Board memberships were selected by the Board of each Fund. With the exception of the nominations for Board membership, which are the subject of Proposal 1, no Shareholder action is required with respect to the Corporate Governance Task Force recommendations.

    Consistent with the recommendations of the Corporate Governance Task Force, and concurrently with this proxy solicitation, shareholders of other funds within the PaineWebber fund complex are also being asked to elect the below-listed nominees to the boards of their funds. However, the election of the nominees for the Board of any Fund is not conditioned upon their election to the Board of any other Fund or of any other fund within the PaineWebber fund complex.

    The Boards believe that coordinated governance through a unified group of Board Members will benefit each of the Funds. Despite some recent consolidations, the PaineWebber fund complex has grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new Funds intended to serve a wide variety of investment needs and the recent acquisition of the asset management business of Kidder Peabody Asset Management, Inc. The PaineWebber fund complex currently includes over 60 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies. These include money market funds; bond funds that invest in corporate and other bonds with varying maturities and risk characteristics; municipal bond funds; balanced funds that invest in combinations of debt and equity securities; growth funds that invest in a wide variety of domestic equity securities; and global funds that invest in debt or equity securities from around the world. The Boards believe that the Funds will benefit from the experience that each nominee will gain by serving on the Boards of such a diverse group of funds. Coordinated governance within the PaineWebber fund complex also will reduce the possibility that the separate Boards might arrive at conflicting decisions regarding the operations and management of the Funds and avoid costs resulting from conflicting decisions.

    The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the expanded Boards. These nominees have had distinguished careers in government, finance, law, marketing and other areas and will bring a wide range of expertise to the Boards. Seven of the ten nominees have no affiliation with PaineWebber or Mitchell Hutchins and would be independent Board Members. Independent Board Members are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Funds and management. They also constitute the members of the Boards' audit committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the PaineWebber fund complex and understands the operations of the complex.

    The proposed unified Board structure will require a greater expenditure of time by each Board Member. Election of the ten nominees will permit the Boards to enhance their supervision of the Funds by increased use of a committee structure. Under the Board structure envisioned by the Corporate Governance Task Force and adopted by the Boards, each Board's audit committee will be divided into two sub-committees, each comprised of independent Board Members. Each sub-committee will function as an audit and contract review committee that periodically will review the contractual and audit arrangements for Funds having similar characteristics. The sub-committee structure will enable Board members both to develop expertise about particular Funds, while still benefiting from the experience and knowledge of the full Boards. Other committees may be used in the future, and the Boards will review the sub-committee structure from time to time to make necessary adjustments. It is anticipated that the full Boards will have five regularly scheduled meetings per year.

    As recommended by the Corporate Governance Task Force, the compensation paid to independent Board Members will change. Under the new structure, each independent Board Member will be paid annual fees of $1,000 per Fund and will receive an attendance fee of $150 for each Board meeting and for each committee meeting (other than committee meetings held on the same date as a Board meeting). It is anticipated that the chairs of the two audit and contract review sub-committees each will receive additional annual compensation from the PaineWebber funds in the aggregate amount of $15,000. Interested Board Members will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings. Pursuant to the recommendations of the Corporate Governance Task Force, each Board Member will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The following table sets forth information relating to the compensation paid to Board Members during the past fiscal and calendar years:

                               COMPENSATION TABLE

                               AMOUNTS PAID DURING THE MOST RECENT FISCAL YEAR FROM FUND TO BOARD
                                                                                                     TOTAL COMPENSATION
                                                            MEMBERS                                    PAID TO BOARD
                              --------------------------------------------------------------------        MEMBERS
                                                        GLOBAL                                       FROM FUND AND FUND
                                                         HIGH   GLOBAL  MANAGED                           COMPLEX
                                                        INCOME  SMALL    HIGH    STRATEGIC           FOR THE YEAR ENDED
 INDEPENDENT BOARD MEMBER(1)  2002 TRUST  ALL-AMERICAN  DOLLAR   CAP     YIELD    GLOBAL     TAGS   DECEMBER 31, 1995(2)
----------------------------- ----------  ------------  ------  ------  -------  ---------  ------  --------------------
Richard Q. Armstrong.........   $1,125       $2,000     $1,125    --      --        --        --          $  9,000
Richard Burt.................   $  875       $1,500     $  875    --      --        --        --          $  7,750
Meyer Feldberg...............    --          --           --      --      --      $ 6,500     --          $106,375
George W. Gowen..............    --          --           --      --      --      $ 6,500     --          $ 99,750
Frederic V. Malek............    --          --           --      --      --      $ 6,500     --          $ 99,750
Judith Davidson Moyers*......    --          --           --      --      --      $ 6,500     --          $ 98,500
Carl W. Schafer..............    --          --           --      --      --        --        --          $118,175
John R. Torell III...........   $3,250       $4,125     $3,250  $3,750  $3,875      --      $3,750        $ 28,125
William D. White*............   $3,250       $4,125     $3,250  $3,750  $3,375      --      $3,250        $ 33,125

------------

 * Indicates Board Member who is not standing for reelection.

(1) Board Members who were not independent did not receive compensation from the Funds.

(2) No fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

    The nominees for election as Board Members, their ages, and a description of their principal occupations are listed in the table below. A table indicating each nominee's ownership of Fund Shares is attached as Exhibit B.

                                BUSINESS EXPERIENCE DURING THE
NOMINEE; AGE                    PAST FIVE YEARS; OTHER DIRECTORSHIPS
------------                    -------------------------------------------
Margo N. Alexander;* 48.......  Mrs. Alexander is president, chief executive officer and a director of Mitchell Hutchins
                                  (since January 1995). Mrs. Alexander is an
                                  executive vice president and director of
                                  PaineWebber. Mrs. Alexander also is a
                                  director or trustee of 3 investment companies
                                  for which Mitchell Hutchins or PaineWebber
                                  serves as investment adviser.
Richard Q. Armstrong; 60......  Mr. Armstrong is chairman and principal of RQA
                                  Enterprises (management consulting firm)
                                  (since April 1991 and principal occupation
                                  since March 1995). Mr. Armstrong is also a
                                  director of Hi Lo Automotive, Inc. He was
                                  chairman of the board, chief executive
                                  officer and co-owner of Adirondack Beverages
                                  (producer and distributor of soft drinks and
                                  sparkling/still waters) (October 1993-March
                                  1995). He was a partner of the New England
                                  Consulting Group (management consulting firm)
                                  (December 1992-September 1993). He was
                                  managing director of LVMH U.S. Corporation
                                  (U.S. subsidiary of the French luxury goods
                                  conglomerate, Louis Vuitton Moet Hennessey
                                  Corporation) (1987-1991) and chairman of its
                                  wine and spirits subsidiary, Schieffelin &
                                  Somerset Company (1987-1991). Mr. Armstrong
                                  also is a director or trustee of 6 investment
                                  companies for which Mitchell Hutchins or
                                  PaineWebber serves as investment adviser.

                                BUSINESS EXPERIENCE DURING THE
NOMINEE; AGE                    PAST FIVE YEARS; OTHER DIRECTORSHIPS
------------                    ----------------------------------------------
E. Garrett Bewkes, Jr.;* 69...  Mr. Bewkes is a director of, and a consultant to, PW Group. Prior to 1988, he was chairman
                                  of the board, president and chief executive
                                  officer of American Bakeries Company. Mr.
                                  Bewkes is also a director of Interstate
                                  Bakeries Corporation and NaPro
                                  Bio-Therapeutics, Inc. Mr. Bewkes also is a
                                  director or trustee of 24 investment
                                  companies for which Mitchell Hutchins or
                                  PaineWebber serves as investment adviser.
Richard Burt; 47..............  Mr. Burt is chairman of International Equity
                                  Partners (international investments and
                                  consulting firm) (since March 1994) and a
                                  partner of McKinsey & Company (management
                                  consulting firm) (since 1991). He is also a
                                  director of American Publishing Company. He
                                  was the chief negotiator in the Strategic
                                  Arms Reduction Talks with the former Soviet
                                  Union (1989-1991) and the U.S. Ambassador to
                                  the Federal Republic of Germany (1985-1989).
                                  Mr. Burt also is a director or trustee of 7
                                  investment companies for which Mitchell
                                  Hutchins or PaineWebber serves as investment
                                  adviser.
Mary C. Farrell;* 46..........  Ms. Farrell is a managing director, senior investment strategist, and member of the
                                  Investment Policy Committee of PaineWebber.
                                  Ms. Farrell joined PaineWebber in 1982. She
                                  is a member of the Financial Women's
                                  Association and Women's Economic Roundtable,
                                  and is employed as a regular panelist on Wall
                                  $treet Week with Louis Rukeyser. She also
                                  serves on the Board of Overseers of New York
                                  University's Stern School of Business.
Meyer Feldberg; 53............  Mr. Feldberg is Dean and Professor of
                                  Management of the Graduate School of Business,
                                  Columbia University. Prior to 1989, he was
                                  president of the Illinois Institute of
                                  Technology. Dean Feldberg is also a director
                                  of AMSCO International Inc., Federated
                                  Department Stores, Inc. and New World
                                  Communications Group Incorporated. Dean
                                  Feldberg also is a director or trustee of 19
                                  investment companies for which Mitchell
                                  Hutchins or PaineWebber serves as investment
                                  adviser.

George W. Gowen; 66...........  Mr. Gowen is a partner in the law firm of
                                  Dunnington, Bartholow & Miller. Prior to May
                                  1994, he was partner in the law firm of
                                  Fryer, Ross & Gowen. Mr. Gowen is also a
                                  director of Columbia Real Estate Investments,
                                  Inc. Mr. Gowen also is a director or trustee
                                  of 17 investment companies for which Mitchell
                                  Hutchins or PaineWebber serves as investment
                                  adviser.

                                BUSINESS EXPERIENCE DURING THE
NOMINEE; AGE                    PAST FIVE YEARS; OTHER DIRECTORSHIPS
------------                    -----------------------------------------------
Frederic V. Malek; 59.........  Mr. Malek is chairman of Thayer Capital
                                  Partners (investment bank) and a co-chairman
                                  and director of CB Commercial Group Inc.
                                  (real estate). From January 1992 to November
                                  1992, he was campaign manager of Bush-Quayle
                                  '92. From 1990 to 1992, he was vice chairman
                                  and, from 1989 to 1990, he was president of
                                  Northwest Airlines Inc., NWA Inc. (holding
                                  company of Northwest Airlines Inc.) and Wings
                                  Holdings Inc. (holding company of NWA Inc.).
                                  Prior to 1989, he was employed by the
                                  Marriott Corporation (hotels, restaurants,
                                  airline catering and contract feeding), where
                                  he most recently was an executive vice
                                  president and president of Marriott Hotels
                                  and Resorts. Mr. Malek is also a director of
                                  American Management Systems, Inc., Automatic
                                  Data Processing, Inc., Avis, Inc., FPL Group,
                                  Inc., National Education Corporation and
                                  Northwest Airlines Inc. Mr. Malek also is a
                                  director or trustee of 17 investment
                                  companies for which Mitchell Hutchins or
                                  PaineWebber serves as investment adviser.
Carl W. Schafer; 60...........  Mr. Schafer is president of the Atlantic
                                  Foundation (charitable foundation supporting
                                  mainly oceanographic exploration and
                                  research). He also is a director of Roadway
                                  Express, Inc. (trucking), The Guardian Group
                                  of Mutual Funds, Evans Systems, Inc. (a motor
                                  fuels, convenience store and diversified
                                  company), Hidden Lake Gold Mines Ltd. (gold
                                  mining), Electronic Clearing House, Inc.
                                  (financial transactions processing), Wainoco
                                  Oil Corporation and Nutraceutix Inc.
                                  (biotechnology). Prior to January 1993, Mr.
                                  Schafer was chairman of the Investment
                                  Advisory Committee of the Howard Hughes
                                  Medical Institute. Mr. Schafer also is a
                                  director or trustee of 17 investment
                                  companies for which Mitchell Hutchins or
                                  PaineWebber serves as investment adviser.
John R. Torell III; 56........  Mr. Torell is chairman of Torell Management,
                                  Inc. (financial advisory firm), partner of
                                  Zilkha & Company (merchant banking and
                                  private investment company) and chairman of
                                  Telesphere Corporation (electronic provider
                                  of financial information). He is the former
                                  chairman and chief executive officer of
                                  Fortune Bancorp (1990-1991 and 1990-1994,
                                  respectively). He is the former chairman,
                                  president and chief executive officer of
                                  CalFed, Inc. (savings association) (1988 to
                                  1989) and former president of Manufacturers
                                  Hanover Corp. (bank) (prior to 1988). Mr.
                                  Torell is also a director of American Home
                                  Products Corp., Volt Information Sciences
                                  Inc., and New Colt Inc. (armament
                                  manufacturer). Mr. Torell also is a director
                                  or trustee of 7 investment companies for
                                  which Mitchell Hutchins or PaineWebber serves
                                  as investment adviser.

------------

* Indicates "interested person" of the Funds as defined by the 1940 Act, by reason of his or her position with Mitchell Hutchins, PaineWebber or PW Group or share ownership in PW Group and/or the General Electric Company (the parent company of the sub-adviser of Global Small Cap).

    Each Board met seven times during its most recently completed fiscal year with the exception of the Boards for All-American, Strategic Global, and Global Small Cap, which met eight, six, and nine times, respectively. Each Board has an audit committee consisting of its independent Board Members. Each of the members attended 75% or more of Board meetings during each Fund's most recently completed fiscal year, with the exception of Mr. Burt with respect to 2002 Trust and Mr. William D. White (who is not standing for reelection) with respect to TAGS. The audit committee of each Board met one time during each Fund's most recently completed fiscal year. Tables indicating the membership of the audit committee for each Fund and providing additional information concerning the current Board and its audit committee are attached as Exhibits C and D. The duties of the audit committee are (a) to review reports prepared by the Fund's independent auditors, including reports on the Fund's internal accounting control procedures; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary.

    Information concerning Fund officers is set forth in Exhibit E.

    The Boards do not have standing nominating or compensation committees. Each Board Member who was a member of a Fund's audit committee attended 75% or more of the committee meetings.

    REQUIRED VOTE. In the election of each Board, the candidates receiving the affirmative vote of a plurality of the votes cast for the election of Board Members will be elected, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL 1.

                              -------------------

                     PROPOSAL 2--RATIFICATION OF SELECTION
                      OF INDEPENDENT AUDITORS OF THE FUNDS

    RELEVANT FUNDS. 2002 Trust, Global High Income Dollar and Strategic Global.

    DISCUSSION. Under Proposal 2, Shareholders of each relevant Fund are asked to ratify their Board's selection of independent auditors ("Auditors") for their Fund. The Auditors for each Fund audit the Fund's financial statements for each year and prepare the Fund's federal and state annual income tax returns.

    During the last fiscal year, Ernst & Young LLP served as Auditors for 2002 Trust and Strategic Global, and Price Waterhouse LLP served as Auditors for Global High Income Dollar. The Boards of each of these Funds have selected their respective Auditors to continue to serve in that capacity for the current fiscal year, subject to ratification by Shareholders of each of those Funds at the Meetings.

    Representatives of the Auditors are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence. Ernst & Young LLP and Price Waterhouse LLP have informed the Funds for which they will act as Auditors that they have no material direct or indirect financial interest in those Funds.

    The persons named in the accompanying proxy will vote FOR ratification of the selection of each Fund's Auditors unless contrary instructions are given.

    REQUIRED VOTE. For each Fund, approval of Proposal 2 requires a vote of a majority of the votes cast with respect to Proposal 2 at the Meeting, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                              -------------------

           PROPOSAL 3--APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                     RESTRICTIONS AND POLICIES OF EACH FUND

    RELEVANT FUNDS. Changes are proposed for all Funds, but some of the proposed changes apply only to certain Funds. See "Proposed Changes," below, for listings of the Funds to which each specific change applies.

    REASONS FOR THE PROPOSED CHANGES. Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without Shareholder approval.

    Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect, but which are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new funds have been created within the PaineWebber fund complex over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

    Accordingly, the Boards have approved revisions to their respective Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. Existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions.

    The Boards believe that the proposed changes to the Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund will more often be able to avoid the costs and delays associated with a Shareholder meeting when making changes to its investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

    The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below. Shareholders should refer to Exhibit FR to this proxy statement for the text of the Funds' existing fundamental restrictions. Shareholders should note, however, that for some Funds certain of the fundamental restrictions that are treated separately below currently may be combined within a single existing fundamental restriction.

    The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of fundamental restrictions under Proposal 3. Any non-fundamental restriction may be modified or eliminated by the appropriate Board at any future date without any further approval of Shareholders.

    If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' prospectuses and statements of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the Meetings. In those cases in which a Fund's practice has been to state its fundamental restrictions both in its prospectus (as affirmative policies) and in its statement of additional information (as restrictions), adoption of Proposal 3 will result in a change to both. Proposal 3 will not result in a change to any Fund's investment objective, even though it also constitutes a fundamental policy.

    PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Funds' current fundamental restrictions. With respect to each Fund and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

    1. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION FOR DIVERSIFIED FUNDS.

    Funds to Which This Change Applies: 2002 Trust, All-American, Global Small Cap, Managed High Yield and TAGS.

    Proposed Text of Fundamental Restriction:

        "The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10%
    of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies."

    With respect to Funds that may invest in municipal obligations, the following interpretation applies to, but is not a part of, this fundamental restriction:

        "Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity."

    Similarly, with respect to Funds that may invest in mortgage- and asset-backed securities, the following interpretation applies to, but is not a part of, this fundamental restriction:

        "Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company."

The issuers of these securities generally are trusts or special purpose entities.

    Discussion: All of the above referenced Funds are "diversified" investment companies under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as "diversified" for that purpose. These Funds have stated their diversification restrictions in several different ways, and their current restrictions are somewhat more limiting than is necessary in order to qualify as "diversified" funds. For example, some Funds' restrictions do not reflect exceptions for investments in securities of other investment companies. The Funds' current restrictions also do not refer to the required limitation on holding more than 10% of an issuer's voting securities.

    2. MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

    Except as specified below, the following text will apply to all Funds:

        "The Fund will not purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities."

    With respect to 2002 Trust and TAGS, the following exception will be added at the end of the foregoing fundamental restriction to conform with the Fund's existing concentration policy:

"and except that the Fund, under normal circumstances, will invest 25% or more of its total assets in mortgage- and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation."

    Discussion: The proposed changes to the Funds' fundamental concentration policy would clarify that the limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and would eliminate minor inconsistencies in the wording of the Funds' existing restrictions. The existing policies of 2002 Trust and TAGS to concentrate in the mortgage and asset-backed securities industry would also be continued.

    3. MODIFICATION OF FUNDAMENTAL RESTRICTION ON SENIOR SECURITIES AND
BORROWING.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes."

    Discussion: The 1940 Act establishes limits on the ability of the Funds to engage in leverage through borrowings or the issuance of other "senior securities," a term that is defined, generally, to refer to Fund obligations that have a priority over the Fund's Shares with respect to the distribution of Fund assets or the payment of dividends. Currently, the fundamental restrictions for most of the Funds allow them to issue senior securities in amounts up to the regulatory maximum, and that authority would be continued under the proposed language. The proposed language would eliminate minor inconsistencies in the wording of the Funds' existing restrictions.

    In the case of Managed High Yield, however, the current fundamental restriction limits the Fund's borrowings to 10% of total assets and provides that borrowings may only be for temporary or emergency purposes. The current fundamental restriction for Managed High Yield also provides that the Fund may not purchase additional portfolio securities at a time when its borrowings exceed 5% of total assets. The proposed changes would relax this fundamental restriction for Managed High Yield. The Managed High Yield Board believes that changing the Fund's fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board is not at this time making any change to Managed High Yield's operating policy with respect to borrowings. Rather, the Fund will become subject to a non-fundamental, operating policy that contains the same substantive limitation on borrowings as is set forth in the current fundamental restriction. As with all non-fundamental operating policies, this policy could be changed by the Board without further Shareholder approval.

    4. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan."

    Discussion: The proposed change to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restrictions for greater uniformity and to avoid unintended limitations. The language also clarifies that the acquisition of loan participations and similar interests in debt instruments does not constitute the making of a loan.

    The proposed change also clarifies that loans of portfolio securities will be excluded from the general fundamental restriction on making loans. For most Funds, this does not represent any change in fundamental policy. However, in the case of Managed High Yield Fund, the proposed change would eliminate language in the current fundamental restriction that limits securities lending to 25% of the Fund's assets. The Boards believe that the Funds should not be subject to a fundamental restriction on securities lending and that each Board should be able to govern the extent of securities lending through a non-fundamental policy.

    Subject, where necessary, to approval of this Proposal 3 by the Shareholders, the Boards have authorized the adoption of non-fundamental policies that would allow each Fund to lend portfolio securities in an amount up to 33 1/3% of its total assets, which is the maximum level permitted under the 1940 Act. None of the Funds currently lends any portfolio securities, and the Funds will not do so unless and until specific securities lending programs are considered and approved by their respective Boards. Mitchell Hutchins currently is considering proposals for securities lending programs for the Funds, and it anticipates presenting a recommendation for such a program to the Boards in the near future.

    Lending securities would enable a Fund to earn additional income but could result in a loss or delay in recovering the securities. Under any securities lending program that may be approved by the Boards, a Fund would lend portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins (or, where applicable, a Fund's sub-adviser) deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. The Fund would pay reasonable administrative and custodial fees in connection with any loan and might pay a negotiated portion of the interest earned on the cash or instruments held as collateral to the borrower or to the placing broker. The Fund would retain the authority to terminate any loans at any time. A Fund would regain record ownership of loaned securities to exercise beneficial rights, such as voting rights, when doing so is considered to be in the Fund's interest.

    5. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities."

    Discussion: The proposed changes to this fundamental restriction clarify that the prohibition applies only to engaging in "the business of" underwriting securities. The proposed language also eliminates an exception for writing options, which the Boards believe does not need to be explicitly stated since writing options would not normally fall within the business of underwriting.

    6. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

    Discussion: The proposed changes to this investment restriction eliminate minor inconsistencies in the wording of the Funds' current restrictions for greater uniformity and more completely describe the types of real estate-related securities that are permissible.

    7. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    Discussion: The proposed changes to this investment restriction are intended to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by its Board. The Boards believe that this flexibility is necessary for the Funds to respond to the rapid and continuing development of derivative products. The proposed changes also allow flexibility in the event of changes in regulatory standards or limitations. The Funds' existing fundamental restrictions already permit the Boards to establish investment policies using most or all of these types of financial contracts.

    8. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PLEDGING PORTFOLIO SECURITIES.

    Fund to Which This Change Applies: Managed High Yield.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    For Managed High Yield, the existing fundamental restriction on pledging securities would be eliminated upon the approval of Proposal 3, and the Fund would become subject to the following non-fundamental restriction:

        "The Fund will not mortgage, pledge or hypothecate any assets except in connection with permitted borrowings or the issuance of senior securities."

    Discussion: The Funds are not required to have a fundamental restriction on their ability to pledge securities, and Managed High Yield is the only Fund that currently has such a restriction. The current Managed High Yield fundamental restriction prevents the Fund from pledging more than 15% of its total assets. However, if Proposal 3 is approved, Managed High Yield's fundamental restriction on borrowing money or issuing senior securities would be relaxed, so that, if approved by the Board, it could borrow up to 33 1/3% of its total assets (plus an additional 5% of total assets for temporary or emergency purposes), but it will be subject to a non-fundamental restriction limiting borrowings to the same extent as under its current fundamental restriction. The Managed High Yield Board believes that the Fund's restriction on this subject should be non-fundamental and should allow the Fund to pledge assets to the same extent as it may borrow or issue senior securities.

    9. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

    Funds to Which This Change Applies: All Funds.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in margin transactions would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    Discussion: The Funds are not required to have a fundamental restriction on a Fund's ability to engage in margin transactions. In order to maximize the Funds' flexibility, the Boards believe that the Funds' restrictions on margin transactions should be made non-fundamental.

    The non-fundamental restriction eliminates minor differences in wording among existing fundamental restrictions and contains an exception for margin deposits in connection with financial contracts or derivative instruments. The language of that exception conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities.

    10. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES.

    Funds to Which This Change Applies: All Funds.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in short sales would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    Discussion: Under the 1940 Act, the Securities and Exchange Commission ("SEC") is authorized to limit the ability of the Funds to engage in short sales, except in connection with an underwriting in which the Fund is a participant. One type of short sale transaction that is permitted under SEC policies is a short sale "against the box," in which a Fund engages in a short sale of a security that it already owns or has the right to own. These transactions generally are entered into in order to defer realization of gains or losses for tax or other purposes.

    Although the Funds may be limited in their ability to engage in short sales, the Funds are not required to establish a fundamental restriction on short sales. Consistent with the Boards' determination to promote flexibility and efficiency in the event of future changes in the law, the Boards believe that the Funds' fundamental restriction on this subject should be removed and replaced by a non-fundamental restriction. That non-fundamental restriction will eliminate minor differences in wording among existing fundamental restrictions and will contain an exception for short positions in connection with financial contracts or derivative instruments. The language of that exception conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities. Each non-fundamental restriction will clarify that a Fund may engage in short sales "against the box."

    11. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS.

    Funds to Which This Change Applies: Global High Income Dollar, Global Small Cap, Managed High Yield, Strategic Global and TAGS.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on investments in oil, gas or minerals would be eliminated, and those Funds that currently have them would become subject to the following non-fundamental restriction:

        "The Fund will not invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition."

    Discussion: The Funds are not required to have a fundamental restriction with respect to oil, gas or mineral investments. In order to maximize the Funds' flexibility, the Boards believe that the Funds' restrictions on oil, gas and mineral investments should be made non-fundamental.

    The non-fundamental restriction adopted by the Boards will eliminate minor differences in wording among existing fundamental restrictions and will establish uniform exceptions that serve to clarify the limited scope of the restriction. Also, the non-fundamental restriction applies only to oil, gas and mineral leases and development programs and not to other investments relating to oil, gas or minerals.

    12. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OTHER INVESTMENT COMPANIES.

    Fund to Which This Change Applies: TAGS.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    For TAGS, the existing fundamental restriction on investments in other investment companies would be eliminated upon the approval of Proposal 3, and the Fund would become subject to the following non-fundamental restriction:

        "The Fund will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger."

    Discussion: The ability of the Funds to invest in other investment companies is limited under the 1940 Act, but the Funds are not required to have a fundamental restriction on this subject. TAGS is the only Fund to have such a fundamental restriction. In order to maximize the flexibility of TAGS in the event of future changes in federal and state securities rules or policies, its Board believes that the Fund's restriction on investments in other investment companies should be made non-fundamental.

    The non-fundamental restriction adopted by the Board will allow investments in other investment companies to the full extent permitted under the 1940 Act. Under the 1940 Act, a Fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. TAGS' current fundamental restriction on this subject is a flat prohibition on investments in open-end investment companies. The Board believes that investments in open- end investment companies may be desirable under certain circumstances. For example, temporary investments of cash reserves in money market funds or other pooled investment vehicles may provide a combination of diversification and return that otherwise would not be available.

    REQUIRED VOTE. Approval of each of the numbered changes contemplated by Proposal 3 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy. Shareholders of any Fund may vote against the changes proposed with respect to specific fundamental restrictions applicable to their Fund in the manner indicated on the proxy card.

    IF ONE OR MORE OF THE NUMBERED CHANGES CONTEMPLATED BY PROPOSAL 3 IS NOT APPROVED BY SHAREHOLDERS OF A FUND, THE RELATED, EXISTING FUNDAMENTAL RESTRICTION(S) OF THE FUND WILL CONTINUE IN EFFECT FOR THAT FUND, BUT DISAPPROVAL OF ALL OR PART OF PROPOSAL 3 BY THE SHAREHOLDERS OF ONE FUND WILL NOT AFFECT ANY APPROVALS OF PROPOSAL 3 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER FUND.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                              -------------------

                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins or PaineWebber, who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Soliciting fees and expenses payable to Shareholder Communications Corporation by a particular Fund are a function of the number of Shareholders in that Fund.

                                                                  SOLICITING
                                                               FEES AND EXPENSES
    FUND                                                         (APPROXIMATE)
    ----                                                       -----------------
2002 Trust..................................................         $7,100
All-American................................................        $10,900
Global High Income Dollar...................................        $18,000
Global Small Cap............................................         $2,600
Managed High Yield..........................................         $4,400
Strategic Global............................................        $16,300
TAGS........................................................         $2,300

                             SHAREHOLDER PROPOSALS

    Any Shareholder who wishes to submit proposals to be considered at a Fund's next annual meeting of Shareholders should send the proposals to that Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the following dates, which have been determined on the basis of SEC rules:

    FUND                                                         DATE
    ----                                                   -----------------
2002 Trust..............................................   November 2, 1996
All-American............................................   December 2, 19961
Global High Income Dollar...............................   November 2, 1996
Global Small Cap........................................   June 1, 1996
Managed High Yield......................................   June 1, 1996
Strategic Global........................................   November 2, 1996
TAGS....................................................   May 1, 1996

------------

1 For 1997 annual meeting (estimated). The last date for the submission of Shareholder proposals for All-American's 1996 annual meeting has already passed.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Funds.

                                          By order of the Boards,




                                          DIANNE E. O'DONNELL
                                          Secretary



February 28, 1996



   IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A    -- Year in Which Each Nominee or Current Board Member Standing for             A-1
                Reelection Became a Member of the Board................................

Exhibit B    -- Fund Ownership of Nominees and Current Board Members...................     B-1

Exhibit C    -- Membership on Board Committees.........................................     C-1

Exhibit D    -- Board and Committee Information........................................     D-1

Exhibit E    -- Officer Information....................................................     E-1

Exhibit FR   -- Existing Fundamental Restrictions......................................    FR-1

                                                                       EXHIBIT A

   YEAR IN WHICH EACH NOMINEE OR CURRENT BOARD MEMBER STANDING FOR REELECTION
                         BECAME A MEMBER OF THE BOARD*

                                                     E. GARRETT
                                        RICHARD Q.    BEWKES,      MEYER    GEORGE W.  FREDERIC V.  RICHARD    JOHN R.
   FUND NAME                            ARMSTRONG      JR.**      FELDBERG    GOWEN       MALEK      BURT    TORELL III
   ---------                            ----------  ------------  --------  ---------  -----------  -------  -----------
2002 Trust.............................    1995         1992        --        --          --          1995       1992
All-American...........................    1995         1993        --        --          --          1995       1993
Global High Income Dollar..............    1995         1993        --        --          --          1995       1993
Global Small Cap.......................    1995         1993        --        --          --          --         1993
Managed High Yield.....................    1995         1993        --        --          --          1995       1993
Strategic Global.......................   --            1992        1992       1992        1992       --        --
TAGS...................................    1995         1992        --        --          --          1995       1992

------------

   *  Excludes Margo N. Alexander, Mary C. Farrell and Carl W. Schafer, who are not presently members of these Boards.

  **  Mr. Bewkes resigned from each Board and was reappointed in 1993.

                                                                       EXHIBIT B

             FUND OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS*

NOMINEES OR CURRENT BOARD MEMBERS                                        NO. OF SHARES HELD AS OF
 WHO ARE STANDING FOR REELECTION                   FUND                    FEBRUARY 21, 1996**
----------------------------------                 ----                  ------------------------
E. Garrett Bewkes, Jr. ...........  Global Small Cap                               2,000
John R. Torell III................  2002 Trust                                       100
                                    All-American                                     100
                                    Global High Income Dollar                        100
                                    Global Small Cap                                 100
                                    Managed High Yield                               100

------------

 * The following Board Members did not file timely reports under Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act"): Mr. Armstrong filed one late report for 2002 Trust, All-American, Global Small Cap, Managed High Yield, and TAGS; Mr. Burt filed one late report for 2002 Trust, All-American, Global Small Cap, Managed High Yield, and TAGS. None of the delayed reports involved any transactions, and none of the Funds is aware of any outstanding reports required to be filed by any Board Member.

** Unless otherwise stated, as of the date indicated, each director has sole voting and investment power of Shares owned.

                                                                       EXHIBIT C

                        MEMBERSHIP ON BOARD COMMITTEES*

                                                                                                            BOARD MEMBERS NOT
                                                                                                              STANDING FOR
                                                                                                               REELECTION
                                             CURRENT BOARD MEMBERS STANDING FOR REELECTION                ---------------------
                                 ----------------------------------------------------------------------    JUDITH
                                 RICHARD Q.    MEYER     GEORGE W.   FREDERIC V.   RICHARD    JOHN R.     DAVIDSON   WILLIAM D.
       COMPANY/FUND NAME         ARMSTRONG    FELDBERG     GOWEN        MALEK       BURT     TORELL III    MOYERS      WHITE
       ------------------------  ----------   --------   ---------   -----------   -------   ----------   --------   ----------
2002 Trust.....................       A                                               A           A                       A
All-American...................       A                                               A           A                       A
Global High Income Dollar......       A                                               A           A                       A
Global Small Cap...............                                                       A           A                       A
Managed High Yield.............       A                                               A           A                       A
Strategic Global...............                   A          A            A                                    A
TAGS...........................       A                                               A           A                       A

------------

 * Only independent Board Members serve on Board audit committees.

 A = Member of audit committee

                                                                       EXHIBIT D

                        BOARD AND COMMITTEE INFORMATION

                                                                 GLOBAL HIGH
                                                                   INCOME       GLOBAL      MANAGED     STRATEGIC
                                     2002 TRUST   ALL-AMERICAN     DOLLAR      SMALL CAP   HIGH YIELD    GLOBAL      TAGS
                                     ----------   ------------   -----------   ---------   ----------   ---------   ------
Annual Fee*........................    $1,500        $1,500        $ 1,500      $ 1,500      $1,500      $ 3,000    $3,000
Fee for Attendance of Board
  Meetings*........................    $  250        $  250        $   250      $   250      $  250      $   500    $  250
Fee for Attendance of Committee
  Meetings*........................    $  250        $  250        $   250      $   250      $  250      $   500    $  250

------------

* Reflects compensation rates in effect prior to changes described in proxy statement. Board Members who were not independent did not receive compensation from the Funds.

                                                                       EXHIBIT E

                                               OFFICER INFORMATION
                                                                                           OFFICER SINCE
                                                  NO. OF INVESTMENT   --------------------------------------------------------
    NAME; PRINCIPAL                                 COMPANIES ON                                                     GLOBAL
  BUSINESS OCCUPATION                              WHICH SERVES AS       2002                      GLOBAL HIGH       SMALL
FOR THE PAST FIVE YEARS  AGE         OFFICE       AN OFFICER(1)(2)      TRUST      ALL-AMERICAN   INCOME DOLLAR       CAP
-----------------------  ---     ---------------  -----------------   ----------   ------------   -------------   ------------
Margo N. Alexander;       48      President             30                 5/95       5/95             5/95            5/95
 Mrs. Alexander is
 president, chief
 executive officer and
 a director of Mitchell
 Hutchins (since
 January 1995). Mrs.
 Alexander is an
 executive vice
 president and director
 of PaineWebber.
T. Kirkham Barneby; Mr.  49       Vice President         5                 9/95
 Barneby is a managing
 director and chief
 investment
 officer--quantitative
 investments of Mitchell
 Hutchins. Prior to
 September 1994, he was
 a senior vice
 president at Vantage
 Global Management.
 Prior to June 1993, he
 was a senior vice
 president at Mitchell
 Hutchins Institutional
 Investors, Inc.
Teresa M. Boyle; Ms.     37       Vice President        30                12/93     12/93            12/93           12/93
 Boyle is a first vice
 president and
 manager-- advisory
 administration of
 Mitchell Hutchins.
 Prior to November
 1993, she was
 compliance manager of
 Hyperion Capital
 Management, Inc., an
 investment advisory
 firm. Prior to April
 1993, Ms. Boyle was a
 vice president and
 manager--legal
 administration of
 Mitchell Hutchins.
Joan L. Cohen; Ms.       31      Vice President        25                 2/94       2/94             2/94            2/94
 Cohen is a vice                 and Assistant
 president and attorney          Secretary
 of Mitchell Hutchins.
 Prior to December
 1993, she was an
 associate at the law
 firm of Seward &
 Kissel.
Mary B. King; Mrs. King  32      Vice President         2                            2/93
 is a first vice
 president and
 portfolio manager of
 Mitchell Hutchins.
Thomas J. Libassi; Mr.   37      Vice President         4                 9/95                                        9/94
 Libassi is a senior
 vice president and
 portfolio manager of
 Mitchell Hutchins.
 Prior to May 1994, he
 was a vice president
 of Keystone Custodian
C. William Maher; Mr.    34      Vice President        30                 6/95       6/95             6/95            6/95
 Maher is a first vice           and Assistant
 president and a senior          Treasurer
 manager of the mutual
 fund finance division
 of Mitchell Hutchins.


    NAME; PRINCIPAL
  BUSINESS OCCUPATION     MANAGED       STRATEGIC
FOR THE PAST FIVE YEARS  HIGH YIELD       GLOBAL             TAGS
-----------------------  ----------   --------------   -----------------
Margo N. Alexander;      5/95         5/95             9/95
 Mrs. Alexander is
 president, chief
 executive officer and
 a director of Mitchell
 Hutchins (since
 January 1995). Mrs.
 Alexander is an
 executive vice
 president and director
 of PaineWebber.
T. Kirkham Barneby; Mr.                                9/95
 Barneby is a managing
 director and chief
 investment
 officer--quantitative
 investments of Mitchell
 Hutchins. Prior to
 September 1994, he was
 a senior vice
 president at Vantage
 Global Management.
 Prior to June 1993, he
 was a senior vice
 president at Mitchell
 Hutchins Institutional
 Investors, Inc.
Teresa M. Boyle; Ms.                                  12/93
 Boyle is a first vice
 president and
 manager-- advisory
 administration of
 Mitchell Hutchins.
 Prior to November
 1993, she was
 compliance manager of
 Hyperion Capital
 Management, Inc., an
 investment advisory
 firm. Prior to April
 1993, Ms. Boyle was a
 vice president and
 manager--legal
 administration of
 Mitchell Hutchins.
Joan L. Cohen; Ms.       2/94         2/94             2/94
 Cohen is a vice
 president and attorney
 of Mitchell Hutchins.
 Prior to December
 1993, she was an
 associate at the law
 firm of Seward &
 Kissel.
Mary B. King; Mrs. King
 is a first vice
 president and
 portfolio manager of
 Mitchell Hutchins.
Thomas J. Libassi; Mr.   9/94
 Libassi is a senior
 vice president and
 portfolio manager of
 Mitchell Hutchins.
 Prior to May 1994, he
 was a vice president
 of Keystone Custodian
C. William Maher; Mr.    6/95         6/95             6/95
 Maher is a first vice
 president and a senior
 manager of the mutual
 fund finance division
 of Mitchell Hutchins.

                                      E-1

                                                                                                           OFFICER SINCE
                                                  NO. OF INVESTMENT   --------------------------------------------------------
    NAME; PRINCIPAL                                 COMPANIES ON                                                     GLOBAL
  BUSINESS OCCUPATION                              WHICH SERVES AS       2002                      GLOBAL HIGH       SMALL
FOR THE PAST FIVE YEARS  AGE         OFFICE       AN OFFICER(1)(2)      TRUST      ALL-AMERICAN   INCOME DOLLAR       CAP
-----------------------  ---     ---------------  -----------------   ----------   ------------   -------------   ------------
Dennis McCauley; Mr.     49      Vice President            18                           9/95           9/95
 McCauley is a managing
 director and chief
 investment
 officer--fixed income
 of Mitchell Hutchins.
 Prior to December
 1994, he was director
 of fixed income
 investments of IBM
 Corporation.
Ann E. Moran; Ms. Moran  38      Vice President            30             6/93          6/93           6/93            6/93
 is a vice president of          and Assistant
 Mitchell Hutchins.              Treasurer
Dianne E. O'Donnell;     43      Vice President            30            10/92         11/92           2/93            6/93
 Ms. O'Donnell is a              and Secretary
 senior vice president
 and deputy general
 counsel of Mitchell
 Hutchins.
Victoria E. Schonfeld;   45      Vice President            30             5/94          5/94           5/94            5/94
 Ms. Schonfeld is a
 managing director and
 general counsel of
 Mitchell Hutchins.
 From April 1990 to May
 1994, she was a
 partner in the law
 firm of Arnold &
 Porter. Prior to April
 1990, she was a
 partner in the law
 firm of Shereff,
 Friedman, Hoffman &
 Goodman.
 Paul H. Schubert; Mr.   33      Vice President            30             9/94          9/94           9/94            9/94
 Schubert is a first             and Assistant
 vice president and a            Treasurer
 senior manager of the
 mutual fund finance
 division of Mitchell
 Hutchins. From August
 1992 to August 1994,
 he was a vice
 president at BlackRock
 Financial Management,
 Inc. Prior to August
 1992, he was an audit
 manager with Ernst &
 Young LLP.
Nirmal Singh; Mr. Singh  39      Vice President             5
 is a first vice
 president of Mitchell
 Hutchins. Prior to
 September 1993, he was
 a member of the
 portfolio management
 team at Merrill Lynch
 Asset Management, Inc.
Julian F. Sluyters; Mr.  35      Vice President            30            10/92         11/92           2/93            6/93
 Sluyters is a senior            and Treasurer
 vice president and the
 director of the mutual
 fund finance division
 of Mitchell Hutchins.
 Prior to 1991, he was
 an audit senior
 manager with Ernst &
 Young LLP.


    NAME; PRINCIPAL
  BUSINESS OCCUPATION     MANAGED       STRATEGIC
FOR THE PAST FIVE YEARS  HIGH YIELD       GLOBAL             TAGS
-----------------------  ----------   --------------   -----------------
Dennis McCauley; Mr.                        9/95              9/95
 McCauley is a managing
 director and chief
 investment
 officer--fixed income
 of Mitchell Hutchins.
 Prior to December
 1994, he was director
 of fixed income
 investments of IBM
 Corporation.
Ann E. Moran; Ms. Moran      6/93           6/93              6/93
 is a vice president of
 Mitchell Hutchins.
Dianne E. O'Donnell;         6/93          11/91              5/92
 Ms. O'Donnell is a
 senior vice president
 and deputy general
 counsel of Mitchell
 Hutchins.
Victoria E. Schonfeld;       5/94           5/94              5/94
 Ms. Schonfeld is a
 managing director and
 general counsel of
 Mitchell Hutchins.
 From April 1990 to May
 1994, she was a
 partner in the law
 firm of Arnold &
 Porter. Prior to April
 1990, she was a
 partner in the law
 firm of Shereff,
 Friedman, Hoffman &
 Goodman.
Paul H. Schubert; Mr.        9/94           9/94              9/94
 Schubert is a first
 vice president and a
 senior manager of the
 mutual fund finance
 division of Mitchell
 Hutchins. From August
 1992 to August 1994,
 he was a vice
 president at BlackRock
 Financial Management,
 Inc. Prior to August
 1992, he was an audit
 manager with Ernst &
 Young LLP.
Nirmal Singh; Mr. Singh                                       9/95
 is a first vice
 president of Mitchell
 Hutchins. Prior to
 September 1993, he was
 a member of the
 portfolio management
 team at Merrill Lynch
 Asset Management, Inc.
Julian F. Sluyters; Mr.      6/93           2/92              5/92
 Sluyters is a senior
 vice president and the
 director of the mutual
 fund finance division
 of Mitchell Hutchins.
 Prior to 1991, he was
 an audit senior
 manager with Ernst &
 Young LLP.

                                               OFFICER INFORMATION--(CONTINUED)
                                                                                           OFFICER SINCE
                                                  NO. OF INVESTMENT   --------------------------------------------------------
    NAME; PRINCIPAL                                 COMPANIES ON                                                     GLOBAL
  BUSINESS OCCUPATION                              WHICH SERVES AS       2002                      GLOBAL HIGH       SMALL
FOR THE PAST FIVE YEARS  AGE         OFFICE       AN OFFICER(1)(2)      TRUST      ALL-AMERICAN   INCOME DOLLAR       CAP
-----------------------  ---     ---------------  -----------------   ----------   ------------   -------------   ------------
Mark A. Tincher; Mr.     40      Vice President            11                           9/95                           9/95
 Tincher is a managing
 director and chief
 investment
 officer--U.S. equity
 investments of
 Mitchell Hutchins.
 Prior to March 1995,
 he was a vice
 president and directed
 the U.S. funds
 management and equity
 research areas of
 Chase Manhattan
 Private Bank.
Gregory K. Todd; Mr.     39      Vice President            30             6/93          6/93           6/93            6/93
 Todd is a first vice            and Assistant
 president and                   Secretary
 associate general
 counsel of Mitchell
 Hutchins. Prior to
 1993, he was a partner
 in the law firm of
 Shereff, Friedman,
 Hoffman & Goodman.
Craig M. Varrelman; Mr.  37      Vice President             5
 Varrelman is a first
 vice president of
 Mitchell Hutchins.
Stuart Waugh; Mr. Waugh  40      Vice President             5                                          2/93
 is a managing director
 and a portfolio
 manager of Mitchell
 Hutchins responsible
 for global fixed
 income investments and
 currency trading.
Keith A. Weller; Mr.     34      Vice President            24             9/95          9/95           9/95            9/95
 Weller is a first vice          and Assistant
 president and                   Secretary
 associate general
 counsel of Mitchell
 Hutchins. From
 September 1987 to May
 1995, he was an
 attorney in private
 practice.

    NAME; PRINCIPAL
  BUSINESS OCCUPATION     MANAGED       STRATEGIC
FOR THE PAST FIVE YEARS  HIGH YIELD       GLOBAL             TAGS
-----------------------  ----------   --------------   -----------------
Mark A. Tincher; Mr.         9/95
 Tincher is a managing
 director and chief
 investment
 officer--U.S. equity
 investments of
 Mitchell Hutchins.
 Prior to March 1995,
 he was a vice
 president and directed
 the U.S. funds
 management and equity
 research areas of
 Chase Manhattan
 Private Bank.
Gregory K. Todd; Mr.         6/93           6/93              6/93
 Todd is a first vice
 president and
 associate general
 counsel of Mitchell
 Hutchins. Prior to
 1993, he was a partner
 in the law firm of
 Shereff, Friedman,
 Hoffman & Goodman.
Craig M. Varrelman; Mr.                                       9/95
 Varrelman is a first
 vice president of
 Mitchell Hutchins.
Stuart Waugh; Mr. Waugh                     9/92
 is a managing director
 and a portfolio
 manager of Mitchell
 Hutchins responsible
 for global fixed
 income investments and
 currency trading.
Keith A. Weller; Mr.         9/95           9/95              9/95
 Weller is a first vice
 president and
 associate general
 counsel of Mitchell
 Hutchins. From
 September 1987 to May
 1995, he was an
 attorney in private
 practice.

------------

1 Indicates only investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser; each officer serves in the same capacity for each separate investment company.

2 The following officers had one report that was not timely filed under Section
  16(a) of the Exchange Act: for 2002 Trust--Mrs. Alexander, Mr. Barneby, Mr. Maher, and Mr. Schubert; for All-American Target Term Trust--Mrs. Alexander, Mr. Libassi, Mr. Maher, Mr. McCauley, Mr. Schubert, and Mr. Tincher; for Global Small Cap--Mrs. Alexander, Mr. Maher, Mr. Schubert, and Mr. Tincher; for Global High Income Dollar--Mrs. Alexander, Mr. Maher, Mr. McCauley, and Mr. Schubert; for Managed High Yield--Mrs. Alexander, Mr. Maher, Mr. Libassi, and Mr. Schubert, and Mr. Tincher; for Strategic Global Income--Mrs. Alexander, Mr. Maher, Mr. McCauley, and Mr. Schubert; for TAGS--Mrs. Alexander, Mr. Barneby, Mr. Maher, Mr. McCauley, Mr. Singh, Mr. Schubert, and Mr. Varrelman. None of the delayed reports involved any transactions, and none of the Funds is aware of any outstanding reports required to be filed by an officer.

                                                                      EXHIBIT FR

                       EXISTING FUNDAMENTAL RESTRICTIONS

    The existing fundamental restrictions of each Fund will be found on the following pages of this exhibit.

                               TABLE OF CONTENTS

2002 Trust..........................................................................    FR-2
All-American........................................................................    FR-4
Global High Income Dollar...........................................................    FR-6
Global Small Cap....................................................................    FR-7
Managed High Yield..................................................................    FR-9
Strategic Global....................................................................   FR-11
TAGS................................................................................   FR-12

                                   2002 TRUST

    The Trust may not:

        (1) issue senior securities or borrow money from banks or other entities (including borrowings through reverse repurchase agreements and mortgage dollar rolls), in excess of 33 1/3% of the Trust's total assets (including the amount of borrowings and senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that the Trust may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided, that securities issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to this limitation and further provided that up to 25% of the Trust's total assets may be invested without regard to this 5% limitation;

        (3) make an investment in any one industry if the investment would cause the aggregate value of all the Trust's investments in such industry to equal 25% or more of the Trust's total assets; provided that this limitation shall not apply to: (a) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) securities issued by Municipal Issuers other than those backed only by the assets and revenues of a nongovernmental entity; and (c) investments in mortgage-backed and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation;

        (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Trust may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Trust may be deemed an underwriter under federal securities laws and except that the Trust may write options;

        (6) make short sales of securities or maintain a short position, except that the Trust may maintain short positions in connection with its use of Strategic Transactions and may sell short "against the box;"

        (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Trust may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Trust may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement;

        (8) purchase or sell commodities or commodity contracts, except that the Trust may engage in Strategic Transactions;

        (9) make loans, except through loans of portfolio instruments, mortgage dollar rolls and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

    For purposes of fundamental investment limitation (2) above, Mortgage- and Asset-Backed Securities will not be considered to have been issued by the same issuer by reason of such securities having the same sponsor, and Mortgage- and Asset-Backed Securities issued by a finance subsidiary or other single purpose subsidiary of a corporation that are not guaranteed by the parent corporation will be considered to be issued by a separate issuer from its parent corporation.

                                  ALL-AMERICAN

    As fundamental investment limitations, the Trust may not:

        (1) issue senior securities or borrow money from banks or other entities (including borrowings through reverse repurchase agreements and mortgage dollar rolls), in excess of 33 1/3% of the Trust's total assets (including the amount of borrowings and senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that the Trust may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided, that securities issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to this limitation and further provided that up to 25% of the Trust's total assets may be invested without regard to this 5% limitation;

        (3) make an investment in any one industry if the investment would cause the aggregate value of all the Trust's investments in such industry to equal 25% or more of the Trust's total assets; provided that this limitation shall not apply to: (a) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (b) securities issued by Municipal Issuers other than those backed only by the assets and revenues of a non-governmental entity;

        (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Trust may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Trust may be deemed an underwriter under federal securities laws and except that the Trust may write options;

        (6) make short sales of securities or maintain a short position, except that the Trust may maintain short positions in connection with its use of Strategic Transactions and may sell short "against the box";

        (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Trust may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Trust may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement;

        (8) purchase or sell commodities or commodity contracts, except that the Trust may engage in Strategic Transactions; or

        (9) make loans, except through loans of portfolio instruments, mortgage dollar rolls and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

    For purposes of fundamental investment limitation (2) above, Mortgage-Backed Securities and Asset-Backed Securities will not be considered to have been issued by the same issuer by reason of such securities having the same sponsor, and Mortgage-Backed Securities and Asset-Backed Securities issued by a finance subsidiary or other single purpose subsidiary of a corporation that are not guaranteed by the parent corporation will be considered to be issued by a separate issuer from its parent corporation.

                           GLOBAL HIGH INCOME DOLLAR

    The Fund may not:

        (1) issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) make an investment in any one industry if the investment would cause the aggregate value of all investments in such industry to equal 25% or more of the Fund's total assets; provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (3) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts, forward currency contracts and other financial instruments;

        (4) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

        (5) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward currency contracts;

        (6) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest therein;

        (7) purchase or sell commodities or commodity contracts, except that the Fund may sell commodities received upon the exercise of warrants, may purchase or sell financial and currency futures contracts and options thereon, may purchase and sell forward contracts, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies;

        (8) invest in oil, gas or mineral-related programs or leases; or

        (9) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

                                GLOBAL SMALL CAP

    The Fund may not:

        (1) issue senior securities (including borrowing money from banks and other entities, and reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) make an investment in any one industry if the investment would cause the aggregate value of all of the Fund's investments in such industry to equal 25% or more of the Fund's total assets, provided that this limitation shall not apply with respect to investments issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (3) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

        (4) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

        (5) make short sales of securities or maintain a short position, except that the Fund may make short sales "against the box" and maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

        (6) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and liquidate real estate acquired as a result of such enforcement;

        (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial and currency futures contracts and options thereon, may purchase and sell forward contracts, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies;

        (8) invest in oil, gas or mineral-related programs or leases;

        (9) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or

        (10) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

                               MANAGED HIGH YIELD

    The Fund may not:

        (1) issue senior securities, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), except to the extent such issuance might be involved with respect to borrowings described under (2) below or with respect to transactions involving futures, options, forward currency contracts and other financial instruments;

        (2) borrow money in excess of 10% of the value (taken at the lower of cost and current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations that might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (The Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding. Interest rate protection transactions are not considered borrowings for this purpose);

        (3) pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost and current value) in connection with borrowings permitted by (2) above except in connection with futures, options, forward currency contracts, forward commitments, when-issued or delayed delivery securities and other financial instruments;

        (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts, forward currency contracts and other financial instruments;

        (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

        (6) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts, forward currency contracts and options on futures contracts and the Fund may sell short "against the box";

        (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and liquidate real estate acquired as a result of such enforcement;

        (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts, options, forward currency contracts and other financial instruments;

        (9) invest in oil, gas or mineral-related programs or leases;

        (10) make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, through repurchase agreements or through the lending of its portfolio securities with respect to not more than 25% of its total assets;

        (11) invest 25% or more of the value of its total assets in securities of issuers in any one industry (Securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a U.S. governmental entity are not considered to represent industries); or

        (12) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

    Except for the investment restrictions listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Board of Directors. Although the Fund has no present intention of doing so during the coming year, the Fund may sell short "against the box."

                                STRATEGIC GLOBAL

    The Fund may not:

        (1) issue senior securities (including borrowing money from banks and other entities, reverse repurchase agreements and dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) make an investment in any one industry if the investment would cause the aggregate value of all of the Fund's investments in such industry to exceed 25% of the Fund's total assets, provided that this limitation shall not apply with respect to investments in U.S. government securities;

        (3) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

        (4) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

        (5) make short sales of securities or maintain a short position, except that the Fund may make short sales and maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

        (6) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial and currency futures contracts and options thereon, may purchase and sell forward contracts, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies;

        (8) invest in oil, gas or mineral-related programs or leases; or

        (9) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

                                      TAGS

    The Series has adopted certain investment limitations which, like the Series' investment objective, may not be changed without the approval of its shareholders. The Series may not:

        (1) issue senior securities (including borrowing money from banks and other entities reverse repurchase agreements and dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except that the Series may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) purchase the securities of any issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Series' assets may be invested without regard to this limitation;

        (3) make an investment in any one industry if the investment would cause the aggregate value of all of the Series' investments in such industry to equal 25% or more of the Series' total assets, provided that this limitation shall not apply with respect to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and provided further that this limitation also shall not apply to investments in mortgage-backed and asset-backed securities (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government), which shall be considered a single industry for purposes of this limitation;

        (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Series may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed an underwriter under federal securities laws and except that the Series may write options:

        (6) make short sales of securities or maintain a short position, except that the Series may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and sell short "against the box;"

        (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Series may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (8) purchase or sell commodities or commodity contracts, except that the Series may purchase or sell financial futures contracts and options thereon;

        (9) invest in oil, gas or mineral-related programs or leases;

        (10) make loans, except through loans of portfolio instruments, reverse repurchase agreements and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or

        (11) invest in the securities of an open-end investment company.

                                   PROXY
                                   -----

                              [COMPANY NAME]

              Annual Meeting of Shareholders - April 11, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF [COMPANY NAME] ("Company"). The undersigned hereby appoints as proxies Gregory K. Todd and Keith A. Weller and each of them (with power of substitution) to vote for the undersigned all of the undersigned's shares of common stock in the Company at the above-referenced meeting, and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS RELATING TO THE COMPANY.

                           YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938.

     Please indicate your vote by an 'X' in the appropriate box below.

               The Board of Directors recommends a vote 'FOR'

  1. Election of ten members of the Company's Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

      [  ] FOR all nominees listed below             [  ] WITHHOLD AUTHORITY
           (except as marked to the contrary              to vote for all
           below)                                         nominees listed below


  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                 STRIKE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

      Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III


                                                 FOR       AGAINST      ABSTAIN
  2.  Ratification of the selection of the
      Company's independent auditors for its
      current fiscal year
                                                 [  ]        [  ]        [  ]
  3.  Approval of the proposed
      changes to the Company's
      fundamental investment
      restrictions                               [  ]        [  ]        [  ]

  [  ]  To vote against the
        proposed changes to one or
        more specific fundamental
        investment restrictions,
        but to approve the others,
        place an "X" in the box at
        left AND indicate the number(s)
             ---
        (as set forth in the proxy
        statement) of the
        investment restriction(s)
        you do not want to change
        on this line:                                        ________


               Continued and to be signed on the reverse side
                                                                          C

            This proxy will not be voted unless it is dated and signed exactly as instructed below


If shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."


                              Sign exactly as name appears hereon.


                              __________________________________(L.S.)

                              __________________________________(L.S.)


                              Date______________________________, 1996

                                   PROXY
                                   -----

                               [COMPANY NAME]

              Special Meeting of Shareholders - April 11, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF [COMPANY NAME]. The undersigned hereby appoints as proxies Gregory K. Todd and Keith A. Weller and each of them (with power of substitution) to vote for the undersigned all of the undersigned's shares of common stock in the Company at the above-referenced meeting, and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED
TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS RELATING TO THE COMPANY.

                           YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938.

     Please indicate your vote by an 'X' in the appropriate box below.

               The Board of Directors recommends a vote 'FOR'

  1. Election of ten members of the Company's Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

      [  ] FOR all nominees listed below             [  ] WITHHOLD AUTHORITY
           (except as marked to the contrary              to vote for all
           below)                                         nominees listed below


  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                 STRIKE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

      Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III



  2.  This Proposal does not apply to
      the Company.

                                                 FOR       AGAINST      ABSTAIN

                                                 [  ]        [  ]         [  ]
  3.  Approval of the proposed
      changes to the Company's
      fundamental investment
      restrictions                               [  ]        [  ]         [  ]

  [  ]  To vote against the
        proposed changes to one or
        more specific fundamental
        investment restrictions,
        but to approve the others,
        place an "X" in the box at
        left AND indicate the number(s)
             ---
        (as set forth in the proxy
        statement) of the
        investment restriction(s)
        you do not want to change
        on this line:                                ________


               Continued and to be signed on the reverse side
                                                                          C

            This proxy will not be voted unless it is dated and signed exactly as instructed below


If shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."


                              Sign exactly as name appears hereon.


                              __________________________________(L.S.)

                              __________________________________(L.S.)


                              Date______________________________, 1996